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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2001


                              ACE SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF March 1, 2001, PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-NC1)


                              ACE Securities Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-88101              56-2088493
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(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina                                        28211
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 365-0569
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                                                      -2-



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.               Description
-----------              -----------               -----------

1                        5.1, 8.1, 23.1            Opinion and Consent of
                                                   Thacher Proffitt & Wood.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 22, 2001


                                            ACE SECURITIES CORP.


                                            By:    /s/ Douglas K. Johnson
                                               ---------------------------
                                            Name:  Douglas K. Johnson
                                            Title: President

                                            By:    /s/ Evelyn Echevarria
                                               ---------------------------
                                            Name:  Evelyn Echevarria
                                            Title: Vice President






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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                  Description
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1                 5.1, 8.1, 23.1               Opinion and Consent of Counsel